UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                   October 18, 2007

HARLEYSVILLE NATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

                Pennsylvania                                        0-15237                                23-2210237
              (State or other jurisdiction                                       (Commission File Number)                   (IRS Employer
        of incorporation)                                                                                                          Identification No.)

         483 Main Street, Harleysville, PA                                    19438
           (Address of principal executive offices)                                                       (Zip Code)

        215-256-8851
       (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 2.02                      Results of Operations and Financial Condition

Harleysville National Corporation announced the unaudited, consolidated financial results for Harleysville National Corporation and subsidiaries for the quarter ending September 30, 2007.  On October 18, 2007, Harleysville National Corporation issued a press release titled “Harleysville National Corporation Reports Third Quarter Earnings of $7.2 Million,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated October 18, 2007 titled “Harleysville National Corporation Reports Third Quarter Earnings of $7.2 Million.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            HARLEYSVILLE NATIONAL CORPORATION

Dated: October 18, 2007                                                   /s/ George S. Rapp
               George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

                    Page

Exhibit 99.1    Press Release, dated October 18, 2007, of Harleysville
           National Corporation (filed pursuant to Item 2.02 hereof).                            5